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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                                PAXAR CORPORATION
             (Exact name of registrant as specified in its charter)

          NEW YORK                      1-9493                   13-5670050
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

              105 CORPORATE PARK DRIVE
               WHITE PLAINS, NEW YORK                       10604
      (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

      Exhibit 99.1 -- Paxar Corporation Press Release, issued October 29, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On October 29, 2003, Paxar Corporation issued a press release announcing its third-quarter 2003 earnings. A copy of Paxar's press release is attached to this report as Exhibit 99.1 and incorporated by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAXAR CORPORATION
                                             (Registrant)


Date: October 29, 2003                      By:  /s/ Jack R. Plaxe
                                                --------------------------------
                                                     Jack R. Plaxe
                                                     Senior Vice President
                                                     and Chief Financial Officer


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